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                                                                    Exhibit 99.2

                               GLASSTECH, INC.

                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
                    Series B 12 3/4% SENIOR NOTES DUE 2004

         As set forth in the Prospectus dated ___________, 1997 (the "Prospectus") of GLASSTECH, INC., a Delaware corporation (the "Company"), and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's offer to exchange (the "Exchange Offer") all of its outstanding 12 3/4% Senior Notes Due 2004 (the "Old Notes") for its Series B 12 3/4% Senior Notes Due 2004, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), if certificates for the Old Notes are not immediately available or if the Old Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an Eligible Institution (as defined in the Prospectus), by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________,
   UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES
     MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

            TO:      UNITED STATES TRUST COMPANY OF NEW YORK,
                               THE EXCHANGE AGENT


    BY REGISTERED OR CERTIFIED MAIL:                       BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M.

United States Trust Company of New York                         United States Trust Company of New York
             P.O. Box 844                                                     770 Broadway
            Cooper Station                                              New York, New York 10003
     New York, New York 10276-0844                                       Attn: Corporate Trust

         BY HAND TO 4:30 P.M.:                                               BY FACSIMILE:

United States Trust Company of New York                         United States Trust Company of New York
             111 Broadway                                                    (212) 780-0592
              Lower Level                                                Attn: Corporate Trust
       New York, New York 10006
        Corporate Trust Window                                           CONFIRM BY TELEPHONE:
            (800) 548-6565                                                   (800) 548-6565


          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF
              INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH
                  ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.



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LADIES AND GENTLEMEN:

         The undersigned hereby tenders to GLASSTECH, INC., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, $_______________ principal amount of Old Notes pursuant to the guaranteed delivery procedures set forth in Instruction 1 of the Letter of Transmittal.

         The undersigned acknowledges that tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned acknowledges that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

         NOTE:  SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Old Notes (if available                Name(s) of Record Holder(s)
                                               -----
----------------------------------------------------          ---------------------------------------------

----------------------------------------------------          ---------------------------------------------

----------------------------------------------------          ---------------------------------------------

----------------------------------------------------          ---------------------------------------------
                                                                       (PLEASE PRINT OR TYPE)

Principal Amount of Old Notes
                              ---------------------
                                                              Address
----------------------------------------------------                ---------------------------------------

----------------------------------------------------          ---------------------------------------------
                                                   .
----------------------------------------------------          ---------------------------------------------



                                                             Area Code and Tel. No.
                                                                                   ------------------------

                                                             Signature(s):
                                                             x
                                                              ---------------------------------------------

                                                             x
                                                              ---------------------------------------------

                                                             Dated:
                                                                   ----------------------------------------

                                                             If Old Notes will be delivered by book-entry
                                                             transfer at the Depository Trust Company, Depository
                                                             Account No.
                                                                        -------------------------------------



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         This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appears on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        -----------------------------------------------------------------------
Capacity:
         ----------------------------------------------------------------------
Address(es):
            -------------------------------------------------------------------


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 14e-4 under the Exchange Act, and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's Account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within three New York Stock Exchange ("NYSE") trading days after the execution of this Notice of Guaranteed Delivery.

         THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF
            TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE
           AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO
            DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.


Name of Firm
             ------------------------------------------------------------------

Address
         ---------------------------         ----------------------------------
                                             Authorized Signature
------------------------------------

------------------------------------
                                             Name
------------------------------------             -------------------------------

                                                     (Please Print or Type)

Area Code
and Tel. No.
            ------------------------         Title
                                                  ------------------------------
Dated:                         , 1997
      -------------------------





NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE NYSE TRADING DAYS AFTER THE EXECUTION OF THIS NOTICE OF GUARANTEED DELIVERY.


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